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                                                                    Exhibit 10.9

                                                                      [SERIES A]

                                     FORM OF
                        LIBERTY MEDIA INTERNATIONAL, INC.
                               2004 INCENTIVE PLAN
                (AS AMENDED AND RESTATED EFFECTIVE MARCH 9, 2005)

                      NON-QUALIFIED STOCK OPTION AGREEMENT

          THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is made as of ___________, 200__ (the "Effective Date"), by and between LIBERTY MEDIA INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the individual whose name, address and social security number appear on the signature page hereto (the "Grantee").

          The Company has adopted the Liberty Media International, Inc. 2004 Incentive Plan (As Amended and Restated Effective March 9, 2005) (the "Plan"), a copy of which is attached to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of, and independent contractors providing services to, the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein will have the meaning given thereto in the Plan.

          Pursuant to the Plan, the Compensation Committee (the "Committee") appointed by the Board pursuant to Section 3.1 of the Plan to administer the Plan has determined that it would be in the interest of the Company and its stockholders to award an option to Grantee, subject to the conditions and restrictions set forth herein and in the Plan, in order to provide the Grantee additional remuneration for services rendered, to encourage the Grantee to continue to provide services to the Company or its Subsidiaries and to increase the Grantee's personal interest in the continued success and progress of the Company.

          The Company and the Grantee therefore agree as follows:

          1. DEFINITIONS. The following terms, when used in this Agreement, have the following meanings:

          "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in Denver, Colorado, are required or authorized to be closed.

          "Cause" has the meaning specified for "cause" in Section 11.2(b) of the Plan.

          "Close of Business" means, on any day, 5:00 p.m., Denver, Colorado time.

          "Committee" has the meaning specified in the recitals to this Agreement.

          "Company" has the meaning specified in the preamble to this Agreement.

          "Effective Date" has the meaning specified in the preamble to this Agreement.

          "Exercise Price" means $ _____ per LBTYA share.
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          "Grantee" has the meaning specified in the preamble to this Agreement.

          "LBYTA" means the Series A common stock, par value $.01 per share, of the Company.

          "Option" has the meaning specified in Section 2 of this Agreement.

          "Option Shares" has the meaning specified in Section 2 of this Agreement.

          "Plan" has the meaning specified in the recitals of this Agreement.

          "Required Withholding Amount" has the meaning specified in Section 5 of this Agreement.

          "Special Termination Period" has the meaning specified in Section 7(d) of this Agreement.

          "Term" has the meaning specified in Section 2 of this Agreement.

          "Termination of Service" means the Grantee's provision of services to the Company and its Subsidiaries as an officer, employee or independent contractor, terminates for any reason.

          "Year of Continuous Service" has the meaning specified in Section 7(d) of this Agreement.

          2. GRANT OF OPTIONS. Subject to the terms and conditions herein, pursuant to the Plan, the Company grants to the Grantee an option (the "Option") to purchase from the Company the number of shares of LBTYA set forth on the signature page hereto (the "Option Shares") at a purchase price per LBTYA share equal to the Exercise Price. The Option granted herein is a "Nonqualified Stock Option". The Option, to the extent it has become exercisable in accordance with
Section 3, will be exercisable in whole at any time or in part from time to time during the period commencing on the Effective Date and expiring at the Close of Business on _______, 20___ (the "Term"), subject to earlier termination as provided in Section 7. The Exercise Price and number of Option Shares are subject to adjustment pursuant to Section 10. No fractional shares of LBTYA will be issuable upon exercise of an Option, and the Grantee will receive, in lieu of any fractional share of LBTYA that the Grantee otherwise would receive upon such exercise, cash equal to the fraction representing such fractional share multiplied by the Fair Market Value of one share of LBTYA as of the date on which such exercise is considered to occur pursuant to Section 4.

                             CONDITIONS OF EXERCISE.

          3. Unless otherwise determined by the Committee in its sole discretion, the Option will be exercisable only in accordance with the conditions stated in this Section 3.


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          (a) Except as otherwise provided in Section 11.1(b) of the Plan or in the last sentence of this Section 3(a), the Option will not be exercisable until June 22, 2005 and may be exercised thereafter only to the extent it has become exercisable in accordance with the following schedule:

               i. On and after ________, 200___, the Option shall be exercisable as to 20% of the Option Shares;

               ii. On and after ________, 200___, the Option shall be exercisable as to 40% of the Option Shares;

               iii. On and after ________, 200___, the Option shall be
                    exercisable as to 60% of the Option Shares;

               iv. On and after ________, 200___, the Option shall be exercisable as to 80% of the Option Shares; and

               v. On and after ________, 200___, the Option shall be exercisable as to 100% of the Option Shares.

Notwithstanding the foregoing, (x) the Option will become exercisable in full on the date of Termination of Service if the Termination of Service occurs by reason of Grantee's death or Disability, and (y) if the Termination of Service is by the Company or a Subsidiary without Cause (as determined in the sole discretion of the Committee) more than six months after the Effective Date, the Option will become exercisable on the date of Termination of Service with respect to the percentage of the Option Shares as to which the Option otherwise would become exercisable during the remainder of the calendar year in which the Termination of Service occurs.

          (b) To the extent the Option becomes exercisable, the Option may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Term or earlier termination thereof.

          (c) The Grantee acknowledges and agrees that the Committee, in its discretion and as contemplated by Section 3.3 of the Plan, may adopt rules and regulations from time to time after the date hereof with respect to the exercise of the Option and that the exercise by the Grantee of the Option will be subject to the further condition that such exercise is made in accordance with all such rules and regulations as the Committee may determine are applicable thereto.

          4. MANNER OF EXERCISE. The Option will be considered exercised (as to the number of Option Shares specified in the notice referred to in Section 4(a) below) on the latest of (i) the date of exercise designated in the written notice referred to in Section 4(a) below, (ii) if the date so designated is not a Business Day, the first Business Day following such date or (iii) the earliest Business Day by which the Company has received all of the following:


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          (a) Written notice, in such form as the Committee may require, containing such representations and warranties as the Committee may require and designating, among other things, the date of exercise and the number of Option Shares to be purchased;

          (b) Payment of the Exercise Price for each Option Share to be purchased in any (or a combination) of the following forms: (i) cash, (ii) check, (iii) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Exercise Price (and, if applicable the Required Withholding Amount, as described in Section 5 below), and/or (iv) any other form of payment contemplated by the Plan, as the Committee may permit; and

          (c) Any other documentation that the Committee may reasonably require.

          5. MANDATORY WITHHOLDING FOR TAXES. The Grantee acknowledges and agrees that the Company will deduct from the shares of LBTYA otherwise deliverable upon exercise of the Option that number of shares of LBTYA (valued at their Fair Market Value on the date of exercise) that is equal to the amount, if any, of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee (the "Required Withholding Amount"). If the Grantee elects to make payment of the Exercise Price by delivery of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Exercise Price, such instructions may also include instructions to deliver the Required Withholding Amount to the Company. In such case, the Company will notify the broker promptly of the Committee's determination of the Required Withholding Amount.

          6. PAYMENT OR DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in Section 4, and subject to the withholding referred to in Section 5, the Company will deliver or cause to be delivered to the Grantee (i) certificates issued in the Grantee's name for the number of Option Shares purchased upon exercise of the Option, and (ii) any cash payment to which the Grantee is entitled in lieu of a fractional share of LBTYA, as provided in Section 2 above. Any delivery of shares of LBYTA will be deemed effected for all purposes when certificates representing such shares have been delivered personally to the Grantee or, if delivery is by mail, when the stock transfer agent of the Company has deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment will be deemed effected when a check from the Company, payable to the Grantee and in the amount equal to the amount of the cash payment, has been delivered personally to the Grantee or deposited in the United States mail, addressed to the Grantee.

          7. EARLY TERMINATION OF THE OPTION. Unless otherwise determined by the Committee in its sole discretion, the Option will terminate, prior to the expiration of the Term, at the time specified below:


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          (a) Subject to Section 7(b), if Termination of Service occurs other than (i) by the Company or a Subsidiary (whether for Cause or without Cause) or (ii) by reason of Grantee's death or Disability, then the Option will terminate at the Close of Business on the first Business Day following the expiration of the 90-day period which began on the date of Termination of Service.

          (b) If the Grantee dies (i) prior to Termination of Service or prior to the expiration of a period of time following Termination of Service during which the Option remains exercisable as provided in Section 7(a) or
     Section 7(c), as applicable, the Option will terminate at the Close of Business on the first Business Day following the expiration of the one-year period which began on the date of the Grantee's death, or (ii) prior to the expiration of a period of time following Termination of Service during which the Option remains exercisable as provided in Section 7(d), the Option will terminate at the Close of Business on the first Business Day following the expiration of (A) the one-year period which began on the date of the Grantee's death or (B) the Special Termination Period, whichever period is longer.

          (c) Subject to Section 7(b), if Termination of Service occurs by reason of Disability, then the Option will terminate at the Close of Business on the first Business Day following the expiration of the one-year period which began on the date of Termination of Service.

          (d) If Termination of Service is by the Company or a Subsidiary without Cause (as determined in the sole discretion of the Committee), the Option will terminate at the Close of Business on the first Business Day following the expiration of the Special Termination Period. The Special Termination Period is the period of time beginning on the date of Termination of Service and continuing for the number of days that is equal to the sum of (a) 90, plus (b) 180 multiplied by the Grantee's total Years of Continuous Service. A Year of Continuous Service means a consecutive 12-month period, measured by the Grantee's hire date (as reflected in the payroll records of the Company or a Subsidiary) and the anniversaries of that date, during which the Grantee is employed by the Company or a Subsidiary without interruption. For purposes of determining the Grantee's Years of Continuous Service, Grantee's employment with the Company's former parent, Liberty Media Corporation ("LMC"), and any predecessor of the Company or LMC will be included, provided that the Grantee's hire date with the Company or a Subsidiary occurred within 30 days following the Grantee's termination of employment with LMC or such predecessor. If the Grantee was employed by a Subsidiary at the time of such Subsidiary's acquisition by the Company, the Grantee's employment with the Subsidiary prior to the acquisition date will not be included in determining the Grantee's Years of Continuous Service unless the Committee, in its sole discretion, determines that such prior employment will be included.

          (e) If Termination of Service is by the Company or a Subsidiary for Cause, then the Option will terminate immediately upon such Termination of Service.


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          In any event in which the Option remains exercisable for a period of time following the date of Termination of Service as provided above, the Option may be exercised during such period of time only to the extent the same was exercisable as provided in Section 3 above on such date of Termination of Service. Unless the Committee otherwise determines, neither a change of the Grantee's employment from the Company to a Subsidiary or from a Subsidiary to the Company or another Subsidiary, nor a change in Grantee's status from an independent contractor to an employee, will be a Termination of Service for purposes of this Agreement if such change of employment or status is made at the request or with the express consent of the Company. Unless the Committee otherwise determines, however, any such change of employment or status that is not made at the request or with the express consent of the Company and any change in Grantee's status from an employee to an independent contractor will be a Termination of Service within the meaning of this Agreement. Notwithstanding any period of time referenced in this Section 7 or any other provision of this
Section 7 that may be construed to the contrary, the Option will in any event terminate upon the expiration of the Term.

          8. NONTRANSFERABILITY. During the Grantee's lifetime, the Option is not transferable (voluntarily or involuntarily) other than pursuant to a Domestic Relations Order and, except as otherwise required pursuant to a Domestic Relations Order, is exercisable only by the Grantee or the Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Option will pass upon the Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation will be effective unless so filed prior to the death of the Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the Option will pass by will or the laws of descent and distribution. Following the Grantee's death, the Option, if otherwise exercisable, may be exercised by the person to whom such right passes according to the foregoing and such person will be deemed the Grantee for purposes of any applicable provisions of this Agreement.

          9. NO STOCKHOLDER RIGHTS. Prior to the exercise of the Option in accordance with the terms and conditions set forth in this Agreement, the Grantee will not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any Option Shares, nor will the existence of this Agreement affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section 11.16 of the Plan.

          10. ADJUSTMENTS. If the outstanding shares of LBTYA are subdivided into a greater number of shares (by stock dividend, stock split, reclassification or otherwise) or are combined into a smaller number of shares (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase any shares of LBTYA, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, which shall be governed by Section 11.1(b) of the Plan) affects shares of LBTYA such that an adjustment is required to preserve the benefits or potential benefits intended to be


                                        6
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made available under this Agreement, then the Option will be subject to adjustment (including, without limitation, as to the number of Option Shares and the Exercise Price per share ) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in this Section 10 following the Effective Date.

          11. RESTRICTIONS IMPOSED BY LAW. Without limiting the generality of
Section 11.8 of the Plan, the Grantee will not exercise the Option, and the Company will not be obligated to make any cash payment or issue or cause to be issued any shares of LBTYA, if counsel to the Company determines that such exercise, payment or issuance would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which shares of LBTYA are listed or quoted. The Company will in no event be obligated to take any affirmative action in order to cause the exercise of the Option or the resulting payment of cash or issuance of shares of LBYTA to comply with any such law, rule, regulation or agreement.

          12. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement will be in writing and will be delivered personally or sent by United States first class mail, postage prepaid and addressed as follows:

                    Liberty Media International, Inc.
                    12300 Liberty Boulevard
                    Englewood, Colorado 80112
                    Attn: General Counsel

Any notice or other communication to the Grantee with respect to this Agreement will be in writing and will be delivered personally, or will be sent by United States first class mail, postage prepaid, to the Grantee's address as listed in the records of the Company on the Effective Date, unless the Company has received written notification from the Grantee of a change of address.

          13. AMENDMENT. Notwithstanding any other provision hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated in Section 11.7(b) of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,

          (a) this Agreement may be amended or supplemented from time to time as approved by the Committee (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of the Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections will not adversely affect the rights of the Grantee with respect to the Award evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or


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     advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

          (b) subject to any required action by the Board or the stockholders of the Company, the Option granted under this Agreement may be canceled by the Company and a new Award made in substitution therefor, provided that the Award so substituted will satisfy all of the requirements of the Plan as of the date such new Award is made and no such action will adversely affect any Option to the extent then exercisable.

          14. GRANTEE EMPLOYMENT. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, will confer or be construed to confer on the Grantee any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee's employment or service at any time, with or without cause.

          15. NONALIENATION OF BENEFITS. Except as provided in Section 8 of this Agreement, (i) no right or benefit under this Agreement will be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same will be void, and (ii) no right or benefit hereunder will in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Grantee or other person entitled to such benefits.

          16. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Colorado. Each party irrevocably submits to the general jurisdiction of the state and federal courts located in the State of Colorado in any action to interpret or enforce this Agreement and irrevocably waives any objection to jurisdiction that such party may have based on inconvenience of forum.

          17. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto. The word "include" and all variations thereof are used in an illustrative sense and not in a limiting sense. All decisions of the Committee upon questions regarding this Agreement will be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan will control. The headings of the sections of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and will in no way modify or restrict any of the terms or provisions hereof.

          18. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy will be an original, but all of them together represent the same agreement.


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          19. RULES BY COMMITTEE. The rights of the Grantee and the obligations of the Company hereunder will be subject to such reasonable rules and regulations as the Committee may adopt from time to time.

          20. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and the Grantee regarding the subject matter hereof. The Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Award and replaces and makes null and void any prior agreements between the Grantee and the Company regarding the Award. This Agreement will be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns.

          21. GRANTEE ACCEPTANCE. The Grantee will signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.


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
          SIGNATURE PAGE TO NON-QUALIFIED STOCK OPTION AGREEMENT

     DATED AS OF ________, 200__ BETWEEN LIBERTY MEDIA INTERNATIONAL, INC.,
                                  AND GRANTEE

                                      LIBERTY MEDIA INTERNATIONAL, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      ACCEPTED:


                                      ------------------------------------------
                                      Grantee Name:
                                                    ----------------------------
                                      Address:
                                               ---------------------------------

                                      SSN:
                                           -------------------------------------

Number of shares of LBTYA as to which Option is granted
                                                        ------------------------


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
                                    EXHIBIT A
                                       TO
                      NON-QUALIFIED STOCK OPTION AGREEMENT
      DATED AS OF _______, 200__ BETWEEN LIBERTY MEDIA INTERNATIONAL, INC.
                                  AND GRANTEE


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                                    EXHIBIT B
                                       TO
                      NON-QUALIFIED STOCK OPTION AGREEMENT
      DATED AS OF ________, 200__ BETWEEN LIBERTY MEDIA INTERNATIONAL, INC.
                                  AND GRANTEE

                           DESIGNATION OF BENEFICIARY

     I, ___________________________________________ (the "Grantee"), hereby declare that upon my death ____________________________________ (the
"Beneficiary") of                          Name

_______________________________________________________________________________,
 Street Address         City              State                 Zip Code

who is my ______________________________________________________, will be
entitled to the          Relationship to Grantee

Option and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

          It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights will devolve according to the Grantee's will or the laws of descent and distribution.

          It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.


--------------------------              --------------------------
Date                                    Grantee


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